Exhibit 99.1

ALEXANDER & BALDWIN, INC.

ALEXANDER & BALDWIN, INC.'S REAL ESTATE SUPPLEMENT UPDATE

AS OF AND FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.

This fourth quarter Supplement updates the following tables in the Company’s Real Estate Supplement as of and for the years ended December 31, 2013 and 2012:

Table 7:	Property Detail – Hawaii

Table 8:	Property Detail – Mainland Improved

Table 9:	Comparable % Occupancy Data by Geographic Region and Asset Class

Table 10:	Weighted Average Gross Leasable Area by Geographic Region and Asset Class

Table 11:	Occupancy Analysis Trend – Last Five Quarters

Table 12:	Real Estate Leasing NOI

Table 13:	Real Estate Leasing Same Store NOI

Table 14:	Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Non-GAAP)

Table 15:	Improved Property Portfolio Acquisitions/Dispositions

Table numbers used in this Update correspond with table numbers used in the full-year Supplement.

The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s Real Estate Supplement as of and for the years ended December 31, 2013 and 2012, its 2013 Form 10-K and other filings with the SEC through the date of this Supplement Update.

Feedback and suggestions regarding the contents of this Supplement Update from the investing audience are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement Update

INDEX TO REAL ESTATE SUPPLEMENT UPDATE

(Unaudited)

AS OF AND FOR THE QUARTERS ENDED DECEMBER 31, 2014 AND 2013

Forward-Looking Statements	2

Basis of Presentation	2

Commercial Portfolio Acquisitions and Dispositions	3

Real Estate Leasing Segment – Asset Descriptions and Statistics	4

Property Detail – Hawaii (Table 7)	4

Property Detail – Mainland (Table 8)	6

Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	7

Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	7

Occupancy Trend Analysis – Last Five Quarters (Table 11)	7

Real Estate Leasing Net Operating Income (NOI) (Table 12)	8

Real Estate Leasing Same Store NOI (Table 13)	8

Statement on Management’s Use of Non-GAAP Financial Measures	9

Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14)	9

Portfolio Acquisitions and Dispositions	10

2014 and 2013 Improved Property Portfolio Acquisitions/Dispositions (Table 15)	10

1

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement Update should be read in conjunction with pages 19-32 of Alexander & Baldwin, Inc.’s 2013 Form 10-K and other filings with the SEC through the date of this Supplement Update, which identify important factors that could affect the forward-looking statements in this Supplement Update. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s Real Estate Supplement as of and for the years ended December 31, 2013 and 2012, its 2013 Form 10-K and other filings with the SEC through the date of this Supplement Update.

2

Commercial Portfolio Acquisitions and Dispositions

In 2013, the Company completed a number of significant commercial property acquisitions and dispositions in connection with the migration of its Mainland portfolio to Hawaii. The largest acquisition, which closed on December 20, 2013, consisted of retail, industrial and ground leased properties primarily located in Kailua, Oahu (Kailua Town Portfolio) for $373 million. For purposes of this Supplement Update, information about the acquired portfolio is reported in five categories:

•	Kailua Industrial/Other
•	Kailua Grocery Anchored
•	Kailua Retail Other
•	Kailua ground leases
•	Other Oahu ground leases

The acquisition was primarily funded by 1031 proceeds generated by the sale of six Mainland commercial properties, sales proceeds from Maui Mall, other 1031 proceeds, and reverse 1031 proceeds from commercial property and non-core land sales completed subsequent to the Kailua Portfolio acquisition.

In addition to the Kailua Town Portfolio acquisition, in 2013 the Company acquired three retail assets in Hawaii, with over 630,000 square feet (primarily on Oahu), for approximately $191 million. The Company also assumed control of The Shops at Kukui'ula, a 78,900 square-foot retail center on Kauai.

Due to the significant changes to the Company's commercial portfolio from acquisitions and dispositions, historical leasing NOI may not be indicative of future results.

See Table 15 for additional information on the Company’s commercial property acquisitions and dispositions in 2014 and 2013.

3

Real Estate Leasing Segment – Asset Descriptions and Statistics

TABLE 7

PROPERTY DETAIL - HAWAII

Property	Number of properties at 12/31/14	Island	Gross leasable area at 12/31/14 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2014 NOI[2] ($ in 000s)	4Q2014 % NOI to total Hawaii portfolio
Retail:
Pearl Highlands Center	1	Oahu	415,400	96	$93,571	$2,444	16.6
Kailua Grocery Anchored[3]	4	Oahu	189,200	95	11,179	1,349	9.1
Waianae Mall	1	Oahu	170,300	89	19,143	635	4.3
Kailua Retail Other[3]	11	Oahu	127,000	96	-	658	4.4
Kaneohe Bay Shopping Center[4]	1	Oahu	125,100	99	-	651	4.4
Waipio Shopping Center	1	Oahu	113,800	94	-	760	5.1
Lanihau Marketplace	1	Hawaii	88,300	96	-	362	2.4
The Shops at Kukui'ula	1	Kauai	78,900	89	40,493	490	3.3
Kunia Shopping Center	1	Oahu	60,400	93	-	565	3.8
Lahaina Square	1	Maui	50,200	78	-	140	0.9
Kahului Shopping Center	1	Maui	47,200	99	-	116	0.8
Napili Plaza	1	Maui	45,100	90	-	171	1.2
Port Allen Marina Center	1	Kauai	23,600	76	-	100	0.7
Gateway at Mililani Mauka	1	Oahu	18,900	87	-	215	1.5
Subtotal – Retail	27		1,553,400	94	$164,386	$8,656	58.5

Industrial:
Komohana Industrial Park[5]	1	Oahu	238,300	100	$-	$952	6.4
Kakaako Commerce Center[6]	1	Oahu	204,400	90	-	254	1.7
Waipio Industrial	1	Oahu	158,400	98	-	525	3.5
P&L Building	1	Maui	104,100	100	-	303	2.0
Kailua Industrial/Other[3]	6	Oahu	68,800	100	-	142	1.0
Port Allen	3	Kauai	63,800	96	-	151	1.1
Subtotal – Industrial	13		837,800	98	$-	$2,327	15.7

Office:
Kahului Office Building	1	Maui	59,600	88	$-	$314	2.1
Kahului Office Center	1	Maui	33,400	90	-	177	1.2
Stangenwald Building	1	Oahu	27,100	91	-	73	0.5
Judd Building	1	Oahu	20,200	64	-	36	0.2
Gateway at Mililani Mauka South	1	Oahu	18,700	100	-	153	1.0
Maui Clinic Building	1	Maui	16,600	53	-	39	0.3
Lono Center	1	Maui	13,400	84	-	29	0.2
Subtotal – Office	7		189,000	84	$-	$821	5.5

Table 7 continued on the next page

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TABLE 7

PROPERTY DETAIL - HAWAII (CONTINUED FROM PREVIOUS PAGE)

Property	Number of properties at 12/31/14		Island	Gross leasable area at 12/31/14 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2014 NOI[2] ($ in 000s)	4Q2014 % NOI to total Hawaii portfolio
Ground Leases
Kailua[3]	28 acres		Oahu	-		$-	$1,049	7.1
Other Oahu[3]	23 acres		Oahu	-		-	1,199	8.1
Neighbor Island	3,003 acres	[7]	Neighbor Island	-		-	750	5.1
Subtotal - Ground Leases	3,054 acres			-		$-	$2,998	20.3
Total Hawaii	47			2,580,200	94	$164,386	$14,802	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.

[2]	See page 9 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

[3]	Portfolio was purchased from Kaneohe Ranch/Harold K.L. Castle Foundation on December 20, 2013.

[4]	Kaneohe Bay Shopping Center is a leasehold property.

[5]	Includes ground leased income.

[6]	Acquired in December 2014.

[7]	Represents 64 of ground leased urban acres and 2,939 of ground leased other acres.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 7. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

5

Table 8

Property Detail - Mainland

Property	Number of properties at 12/31/14	Location	Gross leasable area at 12/31/14 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2014 NOI[2] ($ in 000s)	4Q2014 % NOI to total Hawaii portfolio
Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	94	$-	$348	8.2
Royal MacArthur Center	1	Dallas, TX	44,800	94	-	192	4.5
Wilshire Shopping Center	1	Greeley, CO	46,500	72	-	36	0.8
Subtotal – Retail	3		232,800	90	$-	$576	13.5

Industrial:
Midstate Hayes	1	Visalia, CA	790,200	100	$8,269	$734	17.3
Sparks Business Center	1	Sparks, NV	396,100	98	-	478	11.2
Subtotal – Industrial	2		1,186,300	99	$8,269	$1,212	28.5

Office:
Concorde Commerce Center	1	Phoenix, AZ	138,700	98	$-	$458	10.8
Deer Valley Financial Center	1	Phoenix, AZ	126,600	73	-	130	3.1
Gateway Oaks	1	Sacramento, CA	58,700	92	-	96	2.3
Ninigret Office Park	1	Salt Lake City, UT	185,500	93	-	323	7.6
1800 and 1820 Preston Park	1	Plano, TX	198,800	88	-	447	10.5
2868 Prospect Park	1	Sacramento, CA	162,900	100	-	461	10.9
San Pedro Plaza	1	San Antonio, TX	171,900	70	-	200	4.7
Union Bank	1	Everett, WA	84,000	100	-	345	8.1
Subtotal – Office	8		1,127,100	89	$-	$2,460	58.0

Total Mainland	13		2,546,200	94	$8,269	$4,248	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 9 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note: For portfolio asset class and geographic occupancy see Table 9 on page 7. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

6

Table 9

Comparable % Occupancy Data by Geographic Region and Asset Class

	4Q 2014				4Q 2013				Percentage point change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	94	98	84	94	93	97	84	94	1	1	-	-
Mainland improved	90	99	89	94	88	100	86	95	2	(1)	3	(1)
Total	93	99	88	94	92	99	86	95	1	-	2	(1)

Table 10

Weighted Average Gross Leasable Area by Geographic Region and Asset Class1

	4Q 2014 (in sq. ft.)				4Q 2013 (in sq. ft.)				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	1,553,400	701,600	189,000	2,444,000	1,525,600	587,600	187,400	2,300,600	1.8	19.4	0.9	6.2
Mainland improved	232,800	1,186,300	1,127,100	2,546,200	556,300	2,921,500	1,127,100	4,604,900	(58.2)	(59.4)	-	(44.7)
Total	1,786,200	1,887,900	1,316,100	4,990,200	2,081,900	3,509,100	1,314,500	6,905,500	(14.2)	(46.2)	0.1	(27.7)

Table 11

Occupancy Trend Analysis – Last Five Quarters2

	4Q2014			3Q2014			2Q2014			1Q2014			4Q2013
	Number of properties	Weighted average sq. ft.	Percent leased	Number of properties	Weighted average sq. ft.	Percent leased	Number of properties	Weighted average sq. ft.	Percent leased	Number of properties	Weighted average sq. ft.	Percent leased	Number of properties	Weighted average sq. ft.	Percent leased
Retail	30	1,786,200	93	30	1,786,200	92	30	1,786,200	92	30	1,786,200	93	31	2,081,900	92
Industrial	15	1,887,900	99	14	1,819,700	99	14	1,819,700	98	14	1,819,700	100	14	3,509,100	99
Office	15	1,316,100	88	15	1,316,100	88	15	1,316,100	88	15	1,316,100	86	15	1,314,500	86
Total	60	4,990,200	94	59	4,922,000	94	59	4,922,000	93	59	4,922,000	93	60	6,905,500	95

[1]	Weighted average GLA 4Q14 was significantly lower than 4Q13 due to the inclusion in 4Q13 of industrial and retail properties on the Mainland that were sold in December 2013, proceeds of which were used to purchase the Kaneohe Ranch/Harold K.L. Castle Foundation Hawaii portfolio.
[2]	Number of properties is as of 12/31/14.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

7

Table 12

Real Estate Leasing Net Operating Income (NOI)1

(in millions)

	4Q 2014				4Q 2013				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$8.7	$2.3	$0.8	$11.8	$7.3	$1.9	$0.7	$9.9	19.2	21.1	14.3	19.2
Hawaii unimproved	-	-	-	3.0	-	-	-	1.1	-	-	-	172.7
Total Hawaii	$8.7	$2.3	$0.8	$14.8	$7.3	$1.9	$0.7	$11.0	19.2	21.1	14.3	34.5
Mainland improved	0.5	1.2	2.5	4.2	2.0	2.6	2.6	7.2	(75.0)	(53.8)	(3.8)	(41.7)
Total	$9.2	$3.5	$3.3	$19.0	$9.3	$4.5	$3.3	$18.2	(1.1)	(22.2)	-	4.4

Table 13

Real Estate Leasing Same Store NOI2

(in millions)

	4Q 2014				4Q 2013				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved[3]	$6.4	$1.9	$0.8	$9.1	$6.0	$1.8	$0.7	$8.5	6.7	5.6	14.3	7.1
Hawaii unimproved	-	-	-	0.8	-	-	-	0.9	-	-	-	(11.1)
Total Hawaii	$6.4	$1.9	$0.8	$9.9	$6.0	$1.8	$0.7	$9.4	6.7	5.6	14.3	5.3
Mainland improved	0.6	1.2	2.5	4.3	0.7	0.9	2.6	4.2	(14.3)	33.3	(3.8)	2.4
Total	$7.0	$3.1	$3.3	$14.2	$6.7	$2.7	$3.3	$13.6	4.4	14.8	-	4.4

[1]	NOI for Mainland improved portfolio for the fourth quarter was significantly lower due to the sales of industrial and retail properties on the Mainland in the fourth quarter 2013, proceeds of which were used to purchase the Kaneohe Ranch/Harold K.L. Castle Foundation Hawaii portfolio.

[2]	Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.
[3]	Same Store NOI for Hawaii improved for the fourth quarter 2014 does not include the Kailua Town Portfolio (purchased on December 20, 2013) and includes Maui Mall (sold January 6, 2014).

Note: See page 9 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

8

Statement on Management’s Use of Non-GAAP Financial Measures

Net operating income (NOI) is a non-GAAP measure derived from real estate revenues (determined in accordance with GAAP, less straight-line rental adjustments) minus property operating expenses (determined in accordance with GAAP). NOI does not have any standardized meaning prescribed by GAAP, and therefore, may differ from definitions of NOI used by other companies. NOI should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of the Company’s financial performance, or as an alternative to cash flow from operating activities as a measure of the Company’s liquidity. NOI is commonly used as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. The Company believes that the Real Estate Leasing segment’s operating profit after discontinued operations is the most directly comparable GAAP measurement to NOI. A reconciliation of Real Estate Leasing operating profit to Real Estate Leasing segment NOI and same store NOI is as follows:

TABLE 14

Reconciliation of Real Estate Operating Profit to NOI and Same Store NOI (Non-GAAP)

(in millions)

	4Q 2014	4Q 2013
Real Estate Leasing segment operating profit before discontinued operations	$11.6	$10.7
Less amounts reported in discontinued operations	-	(2.8)
Real Estate Leasing segment operating profit after subtracting discontinued operations	$11.6	$7.9
Adjustments:
Depreciation and amortization	$7.0	$7.0
Straight-line lease adjustments	(0.9)	(0.7)
General and administrative expense	1.3	1.2
Discontinued operations	-	2.8
Real Estate Leasing total NOI	$19.0	$18.2
Acquisitions/ disposition and other adjustments	(4.8)	(4.6)
Real Estate Leasing segment same store NOI[1]	$14.2	$13.6

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

9

Portfolio Acquisitions and Dispositions

Table 15

2014 Property Portfolio Acquisitions/Dispositions

Property acquired in 2014	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Kakaako Commerce Center	12/14	$39	204,400	90

Property disposed in 2014	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Maui Mall	1/14	$64	185,700	97

2013 Property Portfolio Acquisitions/Dispositions

Property acquired in 2013	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Waianae Mall	1/13	$30	170,300	93	[1]
Napili Plaza	5/13	19	45,100	92
Pearl Highlands Center	9/13	142	415,400	98
The Shops at Kukui'ula[2]	9/13	-	78,900	82
Kaneohe Ranch/Harold K.L. Castle Foundation Portfolio[3]	12/13	373	386,200 sf + 51 acres ground leased to third parties and improved with 760,000 sq. ft.	98
Total		$564	1,095,900

Property disposed in 2013	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Northpoint Industrial	1/13	$15	119,400	100
Centennial Plaza	9/13	15	244,000	100
Issaquah Office Center	9/13	22	146,900	100
Republic Distribution Center	10/13	20	312,500	100
Industrial Portfolio	12/13	165	2,604,400	99
Activity Distribution Center	12/13		252,300	100
Heritage Business Center	12/13		1,316,400	98
Savannah Logistics Park	12/13		1,035,700	100
Retail Portfolio	12/13	101	485,800	88
Broadlands Marketplace	12/13		103,900	90
Meadows on the Parkway	12/13		216,400	82
Rancho Temecula Town Center	12/13		165,500	95
Total		$338	3,913,000

[1]	79 percent occupied at closing on 1/23/13. Lease signed prior to closing, but effective on 2/1/13, brought occupancy up to 93 percent.
[2]	In November 2013, A&B refinanced and acquired The Shops at Kukui’ula. The Shops were originally developed in 2009 through a joint venture as part of the amenities for the Kukui’ula resort.
[3]	Portfolio is reported in five categories: Kailua Industrial/Other, Kailua Grocery Anchored, Kailua Retail Other, Kailua ground leases and Other Oahu ground leases.

10